Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
04/01/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
92343VAM6
Verizon Communications Inc.
Banc of america Securities LLC
Banc of America LLC; Barclays Capital
Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Goldman Sachs & Co.; Greenwich
Capital markets, Inc.; Guzman & Company;
JP Morgan Securities Inc.; Loop Capital
Markets, LLC; Merrill Lynch Pierce,
Fenner & Smith Inc.; Mitsubishi UFJ
Securities International plc; Morgan
Stanley & Co. Inc.; Muriel Saber & Co.
Inc.; RBC Capital Markets Corp.;
The Williams Capital Group, LP;
UBS Securities LLC; Wachovia
Capital markets, LLC, Lehman Brothers
Lehman Brothers
$1,090,000
$1,500,000,000
$99.479
$99.479
0.450%
04/01/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
92343VAM6
Verizon Communications
Lehman Brothers
BOA Securities; Lehman Brothers; Morgan
Stanley; Citi; JP Morgan; Merrill Lynch
& Co.; RBS Greenwich Capital; UBS
Investment Bank; Wachovia Securities;
Guzman & Co.; Loop Capital Markets;
Mitsubishi UFJ Securities; RBC
Capital Markets; Williams Capital Group, LP; ;
Goldman Sachs & Co.
Goldman Sachs & Co.
$450,000
$1,500,000,000
$99.479
$99.479
0.350%
04/01/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
59156CAB7
Metlife Capital Trust
Deutsche Bank AG
Goldman Sachs & Co.; DB Securities,
Inc.; JP Morgan; UBS Securities;
CGM Inc.; Credit Suisse; Barclays;
Lehman Bros; Morgan Stanley;
Blalock & Co.; Guzman & Co.;
Muriel Siebert & Co.; Samuel A.
Ramirez & Co.; Toussaint
Capital Partners; Utendhal Capital Partners
and Williams Capital Group
Goldman Sachs & Co.
$400,000
$750,000,000
$100.00
$100.00
1.00%
04/01/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
92343VAM6
Verizon Communications
Lehman Brothers
Goldman Sachs & Co.; BOA Securities;
Lehman Brothers; Morgan Stanley; Citi;
JP Morgan; Merrill Lynch & Co.;
RBS Greenwich Capital;
UBS Investment Bank; Wachovia Securities;
 Guzman & Co.; Loop Capital Markets;
Mitsubishi UFJ Securities;
RBC capital markets; Williams Capital Group, LP
Goldman Sachs & Co.
$1,500,000
$1,500,000,000
$99.479
$99.479
0.350%
04/01/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
59156CAB7
Metlife Capital Trust
Deutsche Bank AG
Goldman Sachs & Co.; CGM Inc.;
Credit Suisse; Barclays; Lehman Bros;
Morgan Stanley; Blalock & Co.; Guzman & Co.;
Muriel Siebert & Co.;
Samuel A. Ramirez & Co.; Toussaint Capital
Partners; Utendhal Capital Partners
and Williams
Capital Group
Goldman Sachs & Co.
$1,800,000
$750,000,000
$100.00
$100.00
1.00%
04/02/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
68389XAC9
Oracle Corporation
Morgan Stanley & co. Inc.
Banc of America Securities LLC;
BMO Capital Markets Corp.; BNP Paribas
Securities Corp.; BNY Capital markets, Inc.;
Citigroup Global
Markets Inc.; Credit Suisse
Securities (USA) LLC; Greenwich Capital
 markets, Inc.;
HSBC Securities (USA) Inc.; Merrill
Lynch , Pierce, Fenner & Smith Inc..;
Mitsubishi UFJ Securities
International plc; Mizuho Securities
USA Inc.; Morgan Stanley & Co. Inc.;
RBC Capital
 Markets Corp.; SG Americas Securities, LLC;
Wachovia Capital markets, LLC;
Lehman Brothers
Lehman Brothers
$2,595,000
$2,500,000,000
$99.953
$99.953
0.400%
04/15/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
98385XAP1
XTO Energy
Merrill Lynch, Pierce,
Fenner & Smith
Banc of America Securities LLC;
Barclays Capital Inc.; BBVA
Securities, Inc.; BMO Capital
Markets Corp.;
BNP Paribas Securities Corp.;
BNY Capital markets, Inc.;
Citigroup
Global Markets Inc.; Comerica
Securities, Inc.;
Credit
Suisse Securities (USA) LLC;
Deutsche
Bank Securities; Fortis Securities LLC;
Goldman
Sachs & Co.;
Greenwich Capital Markets, Inc.;
 JP Morgan Securities Inc.; Jefferies &
company,
Inc. Lazard
Capital markets LLC; Merrill Lynch,
Pierce, Fenner & Smith Inc..; Morgan
Stanley & Co.
Inc.;
Natixis Bleichroeder Inc.; Piper
Jaffray & Co.; SunTrust Robinson
Humphrey, Inc.;
UBS
Securities LLC; Wachovia Capital
Markets, LLC; Wells Fargo Securities, LLC,
Lehman Brothers
Lehman Brothers
$1,555,000
$800,000,000
$99.539
$99.539
0.650%
04/16/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
36962G3U6
General Electric Capital Corp
Goldman, Sachs & Co.
Banc of America Securities LLC;
Goldman Sachs & Co.; Morgan Stanley & Co. Inc.;
Castle Oak Securities LP; Robert Van
Securities, Inc.;
Samuel A. Ramirez & Co., Inc.; Utendahl
Capital Partners, LP;
The Williams Capital Group, LP,
Lehman Brothers
Lehman Brothers
$3,030,000
$4,000,000,000
$99.733
$99.733
0.300%
04/21/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
172967ER8
Citigroup, Inc.	Smith Barney
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Goldman, Sachs & Co.; Merrill Lynch,
Pierce, Fenner & Smith Inc.;
Barclays capital; BNP Paribas;
Credit Suisse
securities USA; Greenwich Capital Markets,
RBC Capital markets;
TD Securities; Guzman & Co.; Jackson Securities;
Loop Capital Markets; Muriel Siebert;
Sandler O'Neill
Goldman Sachs & Co.
$400,000
$6,000,000,000

$100.000
$100.000
1.00%
04/21/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
172967ER8
Citigroup, Inc.
Smith Barney
Goldman Sachs & Co.; Citigroup
Global Markets; DB Securities;
Lehman Bros.; Merrill Lynch; BOA Securities LLC;
Barclays Capital ;
BNP Paribas; Credit Suisse Securities
USA; Greenwich Capital Markets; RBC Capital
Markets; TD
Securities; Guzman & Co.; Jackson
Securities; Loop Capital markets; Muriel Siebert;
Sandler
O'Neill
Goldman Sachs & Co.
$1,900,000
$6,000,000,000
$100.00
$100.00
1.00%
05/01/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
171232AS0
Chubb Corp
Smith Barney
Citigroup Global Markets; Merrill Lynch;
ABN AMRO; BOA Securities; Blalock Robert Van;
BNY Capital Markets; Credit Suisse; DB Securities;
HSBC Securities; JP Morgan;
Lehman Brothers; UBS Securities;
Wachovia Securities;
Williams Capital Group;
Goldman Sachs & Co.
Goldman Sachs & Co.

$275,000
$6,000,000,000
$98.814
$98.814
0.875%
05/01/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
171232AS0
Chubb Corp
Smith Barney
Goldman Sachs & Co.; Citigroup
Global Markets; Merrill Lynch;
ABN AMRO; BOA Securities; Blalock,
Robert Van; BNY Capital Markets;
Credit Suisse; DB Securities;
HSBC Securities; JP Morgan;
Lehman Bros.; UBS Securities; Wachovia
Securities; Williams Capital Group
Goldman Sachs & Co.
$900,000
$600,000,000
$98.814
$98.814
0.875%
05/05/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
172967ES6
Citigroup Inc.
Citigroup Global Markets Inc.
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Goldman, Sachs & Co.; Merrill Lynch, Pierce,
Fenner & Smith Inc.;
Banc of America Securities LLC;
Barclays Capital Inc.; Greenwich
Capital Markets, Inc.;
nabCapital Securities, LLC; Toussiant
Capital Partners, LLC; The Williams
Capital Group, LP,
Lehman Brothers
Lehman Brothers
$795,000
$3,000,000,000
$99.645
$99.645
0.425%
05/06/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
377372AE7
GlaxoSmithLkine Capital Inc.
Citigroup Global Markets Inc.
ABN AMRO Inc.; Citigroup Global
Markets Inc.; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.;
Greenwich Capital
Markets, Inc.; HSBC Securities
(USA) Inc.; JP Morgan Securities Inc.; Mizuho
International plc, Lehman Brothers
Lehman Brothers
$995,000
$2,750,000,000
$99.694
$99.694
0.875%
05/12/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
828807BZ9
Simon Property GP LP
Smith Barney
Goldman Sachs & Co.; BOA Securities;
DB Securities
Goldman Sachs & Co.
$3,400,000

$800,000,000
$99.886
$99.886
0.45%
05/12/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
828807BZ9
Simon Property GP LP	Smith Barney
BOA Securities; Citigroup;
DB Securities; Goldman Sachs
Goldman Sachs & Co.
$950,000
$800,000,000
$99.886
$99.886
0.45%
05/15/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
4041A2AH7
HBOS plc
Goldman, Sachs & Co.
Banc of America Securities LLC;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Goldman Sachs & Co.;
HSBC; JP Morgan; Merrill Lynch & co.;
Morgan Stanley; UBS Investment Bank;
Wachovia Securities, Lehman Brothers
Lehman Brothers
$725,000
$2,000,000,000
$99.584
$99.584
0.450%
05/28/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
87927VAU2
Telecom Italia Capital	Goldman, Sachs & Co.
Goldman, Sachs & Co.; JP Morgan
Securities Inc.; Merrill Lynch
International, Lehman Brothers
Lehman Brothers
$380,000
$1,000,000,000
$100.000
$100.000
0.450%
05/28/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
87927VAU2
Telecom Italia Capital
Lehman Brothers
JP Morgan; Lehman Brothers;
Merrill Lynch; Goldman Sachs & Co.
Goldman Sachs & Co.
$700,000
$1,000,000,000
$100.000
$100.000
0.875%
05/28/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
87927VAV0
Telecom Italia Capital
Lehman Brothers
Goldman Sachs & Co.;Lehman Brothers;
Merrill Lynch; JP Morgan
Goldman Sachs & Co.
$2,275,000
$1,000,000,000
$100.00
$100.00
0.875%
05/29/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
224044BS5
Cox Communications, Inc.
JP Morgan
JP Morgan; Citi; Wachovia Securities;
Mitsubishi UFJ Securities; Barclays
Capital; BOA Securities; Calyon;
Daiwa Securities;
DB Securities; Mizuho Securities USA;
Lehman Bros.; RBS Greenwich Capital;
Scotia Capital;
Sun Trust Robinson Humphrey;
BNP Paribas; BNY Mellon; Commerzbank
Corporates & Markets;
Credit Suisse; Merrill Lynch;
UBS Investment Bank; The Williams Capital Group;
Goldman Sachs & Co.
Goldman Sachs & Co.
$475,000
$750,000,000
$99.605
$99.605
0.65%
05/29/08
Multi-Strategy Bond
GU78
Goldman Sachs Asset Management, L.P.
224044BS5
Cox Communications, Inc.
JP Morgan
Goldman Sachs & Co.; JP Morgan; Citi;
Wachovia Securities; Mitsubishi UFJ
Securities; Barclays; Capital; BOA
Securities; Calyon;
Diawa Securities; Mizuho Securities U
SA; Lehman Bros; RBS Greenwich Capital;
Soctia Capital;
SunTrust Robinson Humphrey; BNP Paribas;
BNY Mellon; Commerzbank Corporates & Markets;
Credit Suisse; Merrill Lynch;
UBS Investment Bank; The Williams
Capital Group
Goldman Sachs & Co.
$2,325,000
$750,000,000
$99.605
$99.605
0.65%
06/16/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
88732JAL2
Time Warner Cable
Morgan Stanley & co. Inc.
Banc of America Securities LLC; Barclays
Capital Inc.; Blaylock Robert Van, LLC;
BNP Paribas Securities Corp.; Cabrera Capital Markets,
LLC; Citigroup Global Markets, Inc.;
Daiwa Securities America Inc.; Deutsche Bank
Securities Inc.;
Fortis Securities LLC; Goldman, Sachs & Co.;
Greenwich Capital Markets, Inc.; Mitsubishi
UFJ Securities International plc;
Mizuho Securities USA Inc.; Morgan
Stanley & Co. Incorporated;
The Williams Capital Group, L.P.;
UBS Securities LLC; Wachovia Capital Markets,
LLC, Lehman Brothers
Lehman Brothers
$470,000
$2,000,000,000
$99.917
$99.917
0.450%
06/17/08
Fixed Income III
CH78
Goldman Sachs Asset Management, L.P.
884903BB0
Thomson Reuters
Barclays
Barclays Capital; JP Morgan;
Morgan Stanley; RBS Greenwich
Capital; BOA Securities; Merrill Lynch; RBC
Capital Markets;
Bank of Tokyo-Mitsubishi UFJ;
DB Securities; HSBC Securities;
Lehman Bros; Standard Chartered Bank;
TD Securities; UBS Securities;
Wachovia Securities; Goldman Sachs & Co.
Goldman Sachs & Co.
$750,000
$1,000,000,000
$99.084
$99.084
0.50%
07/10/08
Fixed Income I
CH43
Lehman Brothers Asset Management LLC
013817AR2
Alcoa, Inc.
Citigroup Global Markets Inc.
ANZ Securities, Inc.; Banc of
America Securities LLC; Banca IMI SpA;
Barclays Capital Inc.; BBVA Securities, Inc.
BMO Capital
Markets Corp.; BNP Paribas
Securities Corp.; BNY Mellon Capital Markets, Inc.;
Daiwa Securities
America Inc.; Deutsche Bank
Securities Inc. J.P. Morgan Securities Inc.;
Mitsubishi UFJ
Securities International plc;
Morgan Stanley & Co. Inc.; UBS Securities LLC;
Lehman Brothers
Asset Management LLC
Lehman Brothers
$805,000
$750,000,000
$99.685
$99.685
0.350%
09/03/08
Investment Grade Bond Fund
CH43
Lehman Brothers Asset Management LLC
68233JAA2
Oncor Electric LLC
Credit Suisse Securities
Banc of America Securities LLC;
Barclays Capital Inc.; Calyon
Securities (USA) Inc.; Citigroup
Global Markets, Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank
Securities Inc.; Goldman, Sachs &
Co.; J.P. Morgan
Securities Inc.; KKR Capital
Markets LLC; Morgan Stanley &
Co. Inc.; Lehman Brothers Asset
Management LLC;
Lehman Brothers Asset Management LLC
Lehman Brothers
$955,000
$650,000,000
$99.866
$99.866
0.60%